                                                                    Exhibit 99.1

                         Form 3 Joint Filer Information

Name:                                        Kennedy Lewis GP III LLC

Address:                                     111 West 33rd Street, Suite 1910
                                             New York, NY 10120

Date of Event Requiring Statement:           11/29/2021